The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

A-Class
Janus Forty Fund $0
Janus Global Real Estate Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0

C-Class
Janus Forty Fund $0
Janus Global Real Estate Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0

I-Class
Janus Forty Fund $0
Janus Global Real Estate Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0

R-Class
Janus Forty Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0

S-Class
Janus Forty Fund $0
Janus Global Real Estate Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0

T-Class
Janus Forty Fund $0
Janus Global Real Estate Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

A-Class
Janus Forty Fund $0
Janus Global Real Estate Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0

C-Class
Janus Forty Fund $0
Janus Global Real Estate Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0

I-Class
Janus Forty Fund $0
Janus Global Real Estate Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0

R-Class
Janus Forty Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0

S-Class
Janus Forty Fund $0
Janus Global Real Estate Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0

T-Class
Janus Forty Fund $0
Janus Global Real Estate Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

A-Class
Janus Forty Fund $0
Janus Global Real Estate Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0

C-Class
Janus Forty Fund $0
Janus Global Real Estate Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0

I-Class
Janus Forty Fund $0
Janus Global Real Estate Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0

R-Class
Janus Forty Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0

S-Class
Janus Forty Fund $0
Janus Global Real Estate Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0

T-Class
Janus Forty Fund $0
Janus Global Real Estate Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:


A-Class
Janus Forty Fund $0
Janus Global Real Estate Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0

C-Class
Janus Forty Fund $0
Janus Global Real Estate Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0

I-Class
Janus Forty Fund $0
Janus Global Real Estate Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0

R-Class
Janus Forty Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0

S-Class
Janus Forty Fund $0
Janus Global Real Estate Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0

T-Class
Janus Forty Fund $0
Janus Global Real Estate Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Shares
Janus Forty Fund $47,219
Janus Global Real Estate Fund $229
Janus International Equity Fund $7,421
Janus International Forty Fund $513
Janus Long/Short Fund $5,984

C-Shares
Janus Forty Fund $18,435
Janus Global Real Estate Fund $62
Janus International Equity Fund $1,744
Janus International Forty Fund $107
Janus Long/Short Fund $7,509

I-Shares
Janus Forty Fund $25,213
Janus Global Real Estate Fund $1,651
Janus International Equity Fund $8,380
Janus International Forty Fund $236
Janus Long/Short Fund $4,545

R-Shares
Janus Forty Fund $5,348
Janus International Equity Fund $75
Janus Long/Short Fund $18

S-Shares
Janus Forty Fund $95,417
Janus Global Real Estate Fund $54
Janus International Equity Fund $480
Janus International Forty Fund $114
Janus Long/Short Fund $275

T-Class
Janus Forty Fund $12
Janus Global Real Estate Fund (not in 000's) $170
Janus International Equity Fund (not in 000's) $119
Janus International Forty Fund (not in 000's) $156
Janus Long/Short Fund (not in 000's) $114


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

A-Shares
Janus Forty Fund $30.52
Janus Global Real Estate Fund $7.49
Janus International Equity Fund $9.68
Janus International Forty Fund $7.35
Janus Long/Short Fund $9.72

C-Shares
Janus Forty Fund $29.44
Janus Global Real Estate Fund $7.52
Janus International Equity Fund $9.54
Janus International Forty Fund $7.31
Janus Long/Short Fund $9.58

I-Shares
Janus Forty Fund $30.61
Janus Global Real Estate Fund $7.51
Janus International Equity Fund $9.67
Janus International Forty Fund $7.39
Janus Long/Short Fund $9.77

R-Shares
Janus Forty Fund $29.76
Janus International Equity Fund $9.61
Janus Long/Short Fund $9.15

S-Shares
Janus Forty Fund $30.17
Janus Global Real Estate Fund $7.50
Janus International Equity Fund $9.81
Janus International Forty Fund $7.37
Janus Long/Short Fund $9.82

T-Class
Janus Forty Fund $30.18
Janus Global Real Estate Fund $7.50
Janus International Equity Fund $9.67
Janus International Forty Fund $7.36
Janus Long/Short Fund $9.79

The Funds changed their fiscal year end from July 31 to September 30.